UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2024

Rubicon Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40910	88-3703651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

335 Madison Ave, Floor Four New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(844) 479-1507

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 7, 2024, Rubicon Technologies, Inc. issued a press release that announced earnings results for the fiscal quarter ended December 31, 2023. The press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this report and the exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits No.	Description
99.1	Press Release, dated March 7, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Technologies, Inc.

By:	/s/ Philip Rodoni
	Name:	Philip Rodoni
	Title:	Chief Executive Officer

Date: March 7, 2024

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